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                                 EXHIBIT 10.1(b)


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                                                                  CONFORMED COPY

                                 AMENDMENT NO. 2

     AMENDMENT dated as of September 14, 1999 to the Credit Agreement (as heretofore amended, the "CREDIT AGREEMENT") dated as of October 17, 1997 among Blyth Industries, Inc., a Delaware corporation, the Banks party thereto, Morgan Guaranty Trust Company of New York, as Documentation Agent and Bank of America, N.A., as Administrative Agent.

     The parties hereto agree as follows:

     SECTION 1. DEFINED TERMS; REFERENCES . Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "herein", "hereto" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2. TERMINATION OF COMMITMENT . Effective as of the date hereof: (i) the Commitment of Marine Midland Bank ("MARINE") shall terminate; (ii) the aggregate amount of the Commitments shall be reduced by $5,000,000 as a consequence of (i); and (iii) the participations of the Banks in all outstanding Letters of Credit shall be reallocated on the basis of their respective Commitments after giving effect to this Amendment. On the date hereof, the Borrower shall prepay all outstanding Loans from Marine, together with accrued interest thereon. Upon the effectiveness hereof and payment to it of the amounts contemplated by this Section 2, Marine shall cease to be a Bank party to the Credit Agreement; PROVIDED that Sections 8.03, 8.04 and 9.03 shall continue to inure to its benefit.

     SECTION 3. GOVERNING LAW . This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 4. COUNTERPARTS . This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 5. EFFECTIVENESS . This Amendment shall become effective as of the date hereof subject to receipt on or prior to such date by the Documentation Agent (i) from each of the Borrower and the Banks of a counterpart hereof signed by such party or of facsimile or other written confirmation (in form satisfactory to the Documentation Agent) that such party has signed a counterpart hereof and (ii) evidence satisfactory to the Documentation Agent that Marine shall have assigned to each of Bank of America, N.A. (successor to Bank of America National Trust and Savings Association) ("BOFA") and Harris Trust and Savings Bank ("HARRIS") in accordance with Section 9.06(c) of the Credit Agreement a portion of its Commitment equal to $5,000,000 and a ratably equivalent portion of its rights and obligations under the Credit Agreement. The Documentation Agent shall promptly notify each party hereto of the effectiveness hereof.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                        BORROWER:


                                        BLYTH INDUSTRIES, INC.


                                        By: /S/RICHARD T. BROWNING
                                           -------------------------------------
                                        Title: Chief Financial Officer


                                        DOCUMENTATION AGENT:


                                        MORGAN GUARANTY TRUST COMPANY OF NEW
                                        YORK, as Documentation Agent


                                        By: /S/ KATHRYN SAYKO-YANES
                                           -------------------------------------
                                        Title: Vice President


                                        BANKS:


                                        MORGAN GUARANTY TRUST COMPANY OF NEW
                                        YORK


                                        By: /S/ KATHRYN SAYKO-YANES
                                           -------------------------------------
                                        Title: Vice President


                                        BANK OF AMERICA, N.A.
                                        (successor to Bank of America National
                                        Trust and Savings Association)


                                        By: /S/ EDMUND M. HALL
                                           -------------------------------------
                                        Title: Vice President


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                                        HARRIS TRUST AND SAVINGS BANK


                                        By: /S/ JEFFREY C. NICHOLSON
                                           -------------------------------------
                                        Title: Managing Director


                                        DRESDNER BANK AG


                                        By: /S/ B. CRAIG ERICKSON
                                           -------------------------------------
                                        Title: Vice President


                                        THE FIRST NATIONAL BANK OF CHICAGO


                                        By: /S/ C.L. TURNER, III
                                           -------------------------------------
                                        Title: Managing Director


                                        FIRST UNION NATIONAL BANK


                                        By: /S/ FREDERICK W. PRICE
                                           -------------------------------------
                                        Title: Senior Vice President


                                        THE NORTHERN TRUST COMPANY


                                        By: /S/ ARTHUR J. FOGEL
                                           -------------------------------------
                                        Title: Vice President


                                        MARINE MIDLAND BANK


                                        By: /S/ ADRIANA D. COLLINS
                                           -------------------------------------
                                        Title: Vice President


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